SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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/ /	Preliminary proxy statement
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/ X/	Definitive proxy statement
/ /	Definitive additional materials
/ /	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

(Name of Registrant as Specified in its Charter)

TIMOTHY PLAN

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

NOT APPLICABLE

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1.	Title of each class of securities to which transaction applies:

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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of the

TIMOTHY PLAN FIXED INCOME FUND

TIMOTHY PLAN HIGH YIELD BOND FUND

TIMOTHY PLAN GROWTH AND INCOME FUND

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-846-7526

The Timothy Plan (the “Trust”) is holding a special meeting of the shareholders of the Timothy Plan Fixed Income Fund, the Timothy Plan High Yield Bond Fund, and the Timothy Plan Growth and Income Fund (the “Special Meeting”) on Monday, December 21, 2020 at 2:00 p.m., Eastern Time. The Special Meeting will be held at the offices of the Trust’s Investment Adviser, Timothy Partners, Ltd., located at 1055 Maitland Center Commons Blvd., Maitland, FL 32751.

The Trust is a Delaware business trust, registered with the Securities and Exchange Commission (“SEC”) and operating as an open-end management investment company. The Trust has authorized the division of its shares into various series (“funds”) and currently offers shares of eighteen funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. The Timothy Plan Fixed Income Fund, the Timothy Plan High Yield Bond Fund, and the Timothy Plan Growth and Income Fund (each a “Fund” and together the “Funds”) offer Class A Shares, which are sold to the public with a front-end sales charge, Class C shares, which are sold with a contingent deferred sales charge of 1% for the first year and an ongoing distribution and servicing (12b-1) fee of 1.00%, and Class I shares, which do not have sales charges or ongoing 12b-1 fees, but are restricted as to purchasers.

For Each Fund, voting separately, the sole proposal to be considered at the Special Meeting will be:

Approval of a new investment sub-advisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”).

Each Fund’s shareholders are being asked to approve a new sub-investment advisory agreement with BHMS due to a pending change in ownership control of BHMS. . As discussed in the proxy statement, BrightSphere Investment Group (“BrightSphere”), a publicly-held company traded on the New York Stock Exchange, currently owns 75.1% of the issued and outstanding ownership interests in BHMS. BrightSphere has agreed to sell all of that interest to Perpetual U.S. Holding Company Inc. (“Perpetual”)(the “Transaction”). The Transaction is scheduled to close on or about November 30, 2020. Details of the Transaction and its effects are discussed below. Assuming the Transaction closes as agreed, all sub-advisory agreements currently in effect will terminate on that date. In order to ensure that the Funds continue to receive high quality investment management services, The Funds’ Adviser, Timothy Partners, Ltd, recommended to the Trust’s Board of Trustees that BHMS be re-engaged. After full consideration, the Board decided to re-hire BHMS as sub-adviser to each Fund and to seek shareholder ratification of its decision.

Shareholders of record at the close of business on November 4, 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about November 9, 2020.

The enclosed materials explain the proposal to be voted on at the special meeting in more detail. No matter how large or small your Fund holdings, your vote is extremely important. We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposal, or to quickly vote your shares, please call Okapi Partners LLC, your Fund’s proxy solicitor, toll-free at 877-566-1922. Thank you for your continued investment in the Funds.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 21, 2020. A copy of the Notice of Special Meeting and accompanying Proxy Statement are available at www.okapivote.com/TPBarrow.

YOUR VOTE IS IMPORTANT

To assure your representation at the special meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may also vote either by telephone or online by following the instructions on the enclosed proxy card. Whether or not you plan to attend the special meeting, please vote your shares; if you attend the special meeting, you may revoke your proxy and vote your shares at the special meeting. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Your vote on this proposal is very important. If you own Fund shares in more than one account of the Trust, you will receive a proxy statement and one proxy card for each of your accounts. You will need to fill out each proxy card in order to vote the shares you hold for each account. Proxies that are properly completed but received after the Special Meeting will be included for purposes of obtaining a quorum, but will not be counted towards the vote itself. However, if the Special Meeting is adjourned to a later date and the proxy is received before the next Meeting date, the vote will be counted

The Funds are sensitive to the health and travel concerns the Funds’ shareholders may have and the protocols that federal, state and local governments may impose. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the special meeting may change. In the event of such a change, the Funds will announce alternative arrangements for the special meeting as promptly as practicable, which may include holding the special meeting by means of remote communication, among other steps, but the Funds may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. The Funds plan to announce these changes, if any, at www.OkapiVote.com/TPBarrowMeeting and encourages you to check this website prior to the special meeting if you plan to attend.

PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

By Order of the Board of Trustees,

Arthur D. Ally
Chairman

November 12, 2020

Proxy Statement

November 12, 2020

Important Voting Information Inside

TIMOTHY PLAN FIXED INCOME FUND

TIMOTHY PLAN HIGH YIELD BOND FUND

TIMOTHY PLAN GROWTH AND INCOME FUND

Each a Separate Series of the Timothy Plan

Please vote immediately!

You can vote through the internet, by telephone, or by mail.

Details on voting can be found on your proxy card.

THE TIMOTHY PLAN

Special Meeting of the Shareholders of

the

TIMOTHY PLAN FIXED INCOME FUND

TIMOTHY PLAN HIGH YIELD BOND FUND

TIMOTHY PLAN GROWTH AND INCOME FUND

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-846-7526

PROXY STATEMENT

Dated November 12, 2020

SPECIAL MEETING OF SHAREHOLDERS

To be Held on December 21, 2020

Introduction

The Board of Trustees (the “Board”) of the Timothy Plan (the “Trust”) has voted to call a special meeting of all shareholders of the Timothy Plan Fixed Income Fund, the Timothy Plan High Yield Bond Fund, and the Timothy Plan Growth and Income Fund (each a “Fund” and together the “Funds”), in order to seek shareholder approval of one proposal relating to each Fund. The Special Meeting will be held on Monday, December 21, 2020 at 2:00 p.m., Eastern Time at the offices of the Trust’s Investment Adviser, Timothy Partners, Ltd., located at 1055 Maitland Center Commons Blvd., Maitland, FL 32751. If you expect to attend the Special Meeting in person, please call Okapi Partners, our proxy solicitor, toll-free at 877-566-1922 to inform them of your intention. This proxy was first mailed to eligible shareholders on or about November 9, 2020.

Proposals for Consideration

For each Fund’s shareholders, voting separately for their own Fund, the sole matter to be considered at the Special Meeting will be:

Timothy Plan Fixed Income Fund: Approve a new investment sub-advisory agreement with BHMS.

Timothy Plan High Yield Bond Fund: Approve a new investment sub-advisory agreement with BHMS

Timothy Plan Growth & Income Fund: Approve a new investment sub-advisory agreement with BHMS to manage the fixed income allocation of the Fund’s portfolio.

Eligibility to Vote

If you were the record owner of any shares of the Fund as of the close of business on November 4, 2020 (the “Record Date”), then you are eligible to vote at the Special Meeting. As of the Record Date, each Fund had the following total shares issued and outstanding.

Timothy Plan Fixed Income Fund: 11,028,934.663.
Timothy Plan High Yield Bond Fund: 8,651,708.765.
Timothy Plan Growth & Income Fund: 1,661,560.839.

Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign, date and return the enclosed proxy card(s) in the postage paid envelope provided. The Board urges you to fill out and return your proxy card(s) even if you plan to attend the Special Meeting. Returning your proxy card(s) will not affect your right to attend the Special Meeting and vote.

The Board has named Ben Mollozzi, Esq. and James McGuire as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Special Meeting. If you fill in and return your proxy card(s) to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of all items relating to your proxy.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust’s Secretary, in writing, that you have revoked your proxy prior to the Special Meeting. The Trust’s Secretary is Mr. Joseph Boatwright and he may be reached at the following address: 1055 Maitland Center Commons, Maitland, FL 32751.

In addition to voting by mail, you may vote by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:		TO VOTE BY MAIL
1	Read the Proxy Statement and have the enclosed proxy card at hand	1	Read the Proxy Statement and have the enclosed proxy card at hand	1	Read the Proxy Statement and have the enclosed proxy card at hand

2	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2	Go to the website that appears on the enclosed proxy card and follow the simple instructions	2	Fill out the proxy card, sign it, and mail it to the address on the card.

We encourage you to vote by telephone or through the internet using the control number that appears on the enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Requirement of a Quorum

A quorum is the number of outstanding shares, as of the Record Date, that must be present in person or by proxy in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders. For this Special Meeting, each Fund requires the following number of eligible shares of the Fund must be present, in person or by proxy, to constitute a quorum.

Timothy Plan Fixed Income Fund:	5,514,468.33 (50% + 1).
Timothy Plan High Yield Bond Fund:	4,325,855.38 (50% + 1).
Timothy Plan Growth & Income Fund:	830,781.42 (50% + 1).

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares unless it has received voting instructions from you. If your broker does not vote your shares because it has not received instructions from you, those shares will be considered broker non-votes. Broker non-votes and abstentions count as present for purposes of establishing a quorum, and count as votes cast against the Proposals.

Required Votes to Approve the Proposal

The affirmative vote of a “majority” of the shares entitled to vote of each Fund, as of the Record Date, is required in order to approve the Proposal. For purposes of approving shareholder proposals, the Investment Company Act of 1940, as amended (the “1940 Act”) defines a “majority” of the outstanding voting securities of a fund as the lesser of (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

Proxies that are properly completed but received after the Special Meeting will be included for purposes of obtaining a quorum, but will not be counted towards the vote itself. However, if the Special Meeting is adjourned to a later date and the proxy is received before the next Meeting date, the vote will be counted.

Adjournments

The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve the adjournment.

Costs of The Shareholder Meeting And Proxy Solicitation

BHMS is paying the cost of this proxy. Certain persons associated with Timothy Partners, Ltd (“TPL”) the Funds’ investment adviser, or their designees, may be conducting proxy solicitations. TPL will not be charging the Fund for any costs associated with such solicitations. TPL has engaged the services of Okapi Partners (“Okapi”) to manage and oversee the proxy solicitation. Okapi will be conducting the mailing and tabulation of proxies, will provide an internet voting portal, will interface with fund intermediaries, and will conduct any necessary solicitations. The estimated costs of the Special Meeting and proxy solicitation is approximately $70,144 all of which will be paid by BHMS. If you have any questions or issues, you may call Mr. Terry Covert of TPL at 800-846-7526.

Who To Call With Questions

If you have any questions regarding the Proxy Statement or to quickly vote your shares, please call Okapi Partners LLC toll-free at 877-566-1922. Also, at your request, the Trust will send you a free copy of its most recent audited annual report, dated September 30, 2019, and its most recent unaudited semi-annual report, dated March 31, 2020. Simply call the Trust at 800-846-7526 to request a copy of the report of your choice, and it will be sent to you within three (3) business days of receipt of your request.

PROPOSAL # 1 FOR EACH FUND.

APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT WITH BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC (“BHMS”)

Background

The Investment Adviser

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons, Maitland, FL 32751, serves as investment adviser to each Fund under a written investment advisory agreement approved by the Board and separately ratified by each Fund’s shareholders. The investment advisory agreement with TPL has been in effect since each Fund’s inception.

TPL is a Florida limited partnership organized on December 6, 1993 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL. Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Mr. Ally also is President, sole officer and 70% shareholder of CFI. Mr. Ally had over eighteen years’ experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust. Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he does receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

TPL receives a fee, calculated daily and paid monthly, equal to the following annual rate of the average daily net assets of each Fund.

Timothy Plan Fixed Income Fund:	0.60%.*
Timothy Plan High Yield Bond Fund: :	0.60%.**
Timothy Plan Growth & Income Fund:	0.85%.***

*	TPL has been voluntarily waiving a portion of its fee since 09/01/2014 so that net fees paid have been 0.40%.
**	TPL has been voluntarily waiving a portion of its fee since 09/01/2014 so that net fees paid have been 0.55%.
***	TPL has been voluntarily waiving a portion of its fee since 09/01/2019 so that net fees paid have been 0.50%.

The Advisory Agreement with TPL was last approved by the Board at a meeting held on February 14, 2020.

The Investment Management Structure

TPL serves as the investment adviser to each Fund and is responsible for the overall management and supervision of each Fund and its operations. However, the day-to-day selection of securities for each Fund and the provision of a continuing and cohesive fund investment strategy is generally handled by one or more sub-advisers (“Sub-Advisers”).

One of TPL’s principal responsibilities as investment adviser is to select and recommend suitable firms to offer day-to-day investment management services to the Funds as sub-advisers. These sub-advisory firms are paid for their services to the particular fund by TPL out of the fees paid to TPL by the applicable fund.

Each Fund currently utilizes BHMS as Sub-Adviser to manage some or all of its investment portfolio. BHMS has served as a Sub-Adviser to the Funds since:

Timothy Plan Fixed Income Fund (entire Fund):	July, 2004 (Fund inception).
Timothy Plan High Yield Bond Fund (entire Fund) :	May, 2007 (Fund inception).
Timothy Plan Growth & Income Fund (Fixed Income Sleeve):	May 1, 2019.

Each BHMS sub-advisory agreement was last renewed by the Board on February 14, 2020. Under the terms of the sub-advisory agreement for each Fund, BHMS manages the day-to-day investment and reinvestment of the Fund’s portfolio securities and continuously reviews, supervises and administers the investment program of each Fund, all under the supervision of TPL and the Trust’s Board. Under the current sub-advisory agreements, BHMS is not liable for any error of judgment or any loss unless the error or loss results from the gross negligence, bad faith or willful malfeasance of BHMS. The current agreements may be terminated without penalty by any party upon 60 days written notice. The proposed sub-advisory agreement with BHMS is a consolidated agreement that covers all Funds, but it is identical in all material respects to the sub-advisory agreements currently in place for each Fund. Importantly, the fees being charged by BHMS will not change, and the personnel who manage the Funds will stay the same. Most importantly, each Fund’s overall fee structure will remain the same.

Fees and Expenses

Fees paid to BHMS under the proposed sub-advisory agreement will be identical to the fees currently paid by each Fund.

As compensation for its services with respect to the Fixed-Income Fund, High Yield Bond Fund, and the fixed-income allocation of the Growth & Income Fund, taken together in the aggregate, BHMS will receive from TPL the following annual fees:

BHMS Fee Schedule
First $20 million of aggregate net assets	0.375%
Next $30 million of aggregate net assets	0.250%
Next $100 million of aggregate net assets	0.200%
Aggregate net assets in excess of $150 million	0.150%

The fees described above shall be computed daily based upon the net asset value of the Funds, in the aggregate, as determined by a valuation made in accordance with the Trust’s procedures for calculating Fund net asset value as described in the Trust’s currently effective Prospectus and/or Statement of Additional Information.

Assuming that each Fund’s shareholders approve the engagement of BHMS, the sub-advisory agreement will have an initial term of approximately two years. The compensation to be paid to BHMS will be paid to BHMS from the fees received by TPL and will be identical to the previous agreements. Fees to Fund shareholders will not increase.

A copy of the proposed Sub-Advisory Agreement is attached to this proxy as Exhibit B.

Information About Barrow, Hanley, Mewhinney & Strauss

Barrow, Hanley, Mewhinney and Strauss LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, TX 75201, currently serves as Sub-Adviser to the Fixed Income and High Yield Bond Funds. BHMS also serves as fixed income manager to the Defensive Strategies Fund and the Growth and Income Fund. BHMS was founded in 1979 as a registered investment advisor, and has provided investment advisory services to institutional and individual investors since that time. BrightSphere Investment Group (“BrightSphere”), a publicly-held company traded on the New York Stock Exchange, currently owns 75.1% of the issued and outstanding ownership interests in BHMS. The other 24.9% of the issued and outstanding ownership interests in BHMS are owned by BHMS employees.

The following persons serve in the capacities indicated below:

James P Barrow, President of BHMS and founding Director

Joseph R. Nixon, Executive Director and Member of the Board of Managers

Cory L. Martin, Executive Director and Member of the Board of Managers

Patricia B. Andrews, Chief Compliance Officer/Chief Risk Officer, and Managing Director

Portfolio Managers: The current portfolio managers for each Fund are described below. After the Transaction, the portfolio management teams will remain exactly the same.

For the Fixed Income Fund, the High Yield Bond Fund, and the Fixed Income Sleeve of the Growth and Income Fund, BHMS employs a team management concept. Team members are assigned specific sector responsibilities, but enjoy equal responsibilities in the investment process. The members have equal say in the actual management. The members of the team are Mark C. Luchsinger, Scott McDonald, Deborah A. Petruzzelli, Erik A. Olson and Rahul Bapna.

Mr. J. Scott McDonald, CFA, joined BHMS in 1995. He currently serves as the lead portfolio manager for BHMS’ Long Duration strategies, specializing in corporate and government bonds. He is also a generalist in investment grade fixed income credit research.

Mr. Mark C. Luchsinger, CFA, joined BHMS in 1997. He currently serves as a portfolio manager/analyst, specializing in investment grade and high yield corporate bond strategies and is the lead portfolio manager for the BHMS Core and Core Plus strategies.

Ms. Deborah A. Petruzzelli joined BHMS in 2003. She serves as structured securities portfolio manager for mortgage- backed, asset-backed, and commercial mortgage-backed securities.

Mr. Erik A. Olson joined BHMS in 2001. He serves as a portfolio manager/analyst on high yield strategies and as a senior analyst in credit research.

Mr. Rahul Bapna, CFA, joined BHMS in 2012. He serves as a portfolio manager/analyst on intermediate and short maturity strategies and as a senior analyst in credit research.

For the High Yield Bond Fund, in addition to the persons described above, Mr. Rahul Bapna, CFA serves as a portfolio manager/analyst on intermediate and short maturity strategies and as a senior analyst in credit research. Mr. Nicholas C. Losey, CFA, who joined BHMS in 2018, serves as a co-portfolio manager on high yield and bank loan strategies. Mr. Chet S. Paipanandiker, who joined BHMS in 2017, serves as a co-portfolio manager on high yield and bank loan strategies.

Additional Information about BHMS

The following table presents information relating to the persons responsible for managing Fund assets, the number and types of other accounts managed by such persons, and how such persons are compensated for managing such accounts. The information is current as of September 30, 2020.

	Number of Other Accounts Managed And Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance- Based
Portfolio Manager	Registered Investment Companies ($mils)	Other Pooled Investment Vehicles ($mils)	Other Accounts ($mils)	Registered Investment Companies ($mils)	Other Pooled Investment Vehicles ($mils)	Other Accounts ($mils)

J. Scott McDonald	2 ($120.0)	2 ($553.5)	107 ($11,301.8)	N/A	N/A	1 ($928.8)

Mark C. Luchsinger	2 ($120.0)	4 ($720.8)	104 ($1,239.6)	N/A	N/A	1 ($928.8)

Deborah A. Petruzzelli	2 ($120.0)	2 ($535.5)	72 ($4,561.4)	N/A	N/A	N/A

Erik A. Olson	2 ($120.0)	4 ($720.8)	104 ($11,239.6)	N/A	N/A	1 ($928.8)

Rahul Bapna	2 ($120.0)	3 ($615.4)	104 ($11,239.6)	N/A	N/A	1 ($928.8)

Nicholas C. Losey	0 ($0)	2 ($167.2)	12 ($849.9)	N/A	N/A	N/A

Chet S. Paipanandiker	0 ($0)	2 ($167.2)	12 ($849.9)	N/A	N/A	N/A

In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities among the industries covered by that analyst.

Also, all of the fixed income portfolio managers are managing directors of the firm and receive, on a quarterly basis, a share of the firm’s profits, which are, to a great extent, related to the performance of the entire investment team. In addition, many of our key employees, including all portfolio managers and the majority of our analysts, have economic ownership in BHMS through a limited partnership that owns a 24.9% equity interest in BHMS LLC.

The compensation of portfolio managers is not directly tied to growth in assets and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow.

As of September 30, 2020, none of the Portfolio Managers listed above held a beneficial interest in any Timothy Plan Funds.

Board Considerations

At the Board’s quarterly meeting held on August 28, 2020, the Board was informed that BHMS had entered into an agreement with Perpetual U.S. Holding Company Inc. (“Perpetual”) wherein Perpetual would purchase the entire 75.1% ownership interest in BHMS currently held by BrightSphere. Like BrightSphere, Perpetual is a holding company that invests in a wide variety of financial institutions. BHMS informed the Board that the BHMS management team would remain in place after the transaction and that the portfolio management teams currently in pace for the Funds would remain unchanged after the Transaction. BHMS further informed the Board that the Transaction was due to close on November 30, 2020.

Legal counsel to the Board then informed the Board that upon the closing of the Transaction, the sub-advisory agreements currently in effect for the Funds would automatically terminate, because under federal law, the Transaction is likely considered an “assignment” of the sub-advisory agreements, and assignments are prohibited. As a result, the Board would need to consider whether to re-engage BHMS or seek the services of a new sub-adviser. TPL strongly recommended that the Board re-engage BHMS for all three Funds.

Legal counsel to the Board reminded the Board that currently there are five factors set forth in the case law and by SEC disclosure requirements as minimum considerations for the approval of investment sub-advisory agreements, each of which must be covered. Legal counsel then guided the Board through each consideration, including: (1) the nature, extent, and quality of the services to be provided by the sub- adviser; (2) the investment performance of the Fund and the sub-adviser; (3) the costs of the services to be provided and profits to be realized by the sub-adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors

During its deliberations, the Board reviewed the qualifications of BHMS and heard a presentation by representatives of UBS PRIME Consultants and TPL relating to BHMS. UBS Prime Consultants is a third party consulting firm that provides oversight and detailed reporting of sub-advisers for the Trust and for TPL. Mr. Ally next reported that he had no material negative matters to report. Mr. Ally expressed confidence and praise for the firm and the firm’s past service to the Timothy Plan Funds. Mr. Ally then presented the results of his due diligence assessment, reporting that he had not found any matter that would disqualify or otherwise negatively impact his opinion of BHMS as a sub-investment adviser for the Funds.

The Board then formally considered the re-engagement of BHMS, and after full consideration, approved the re-engagement of BHMS for all three Funds and directed Trust management to call a shareholders meeting of the Funds to seek shareholder approval of the decision.

In coming to its conclusions, the Board received written information relating to the experience, strengths, other clients and past investment performance of BHMS and noted with approval the firm’s consistent investment performance on behalf of the Fund, its size and level of expertise, and quality of clientele. The Board noted with further approval that no officer or trustee of the Fund or Trust was affiliated with BHMS, and that no compensation was to be paid to BHMS other than sub-advisory fees under the agreement, and that the fees payable to BHMS would be paid by TPL out of the fees received by TPL from each Fund. Further, the Board noted with approval that compensation paid to TPL for each Fund was identical to the compensation currently paid to TPL, so there would be no increase in expenses to the Fund’s shareholders. The Board also reviewed the financial condition of BHMS and questioned both TPL and UBS at length to assure themselves that BHMS was financially capable of undertaking the responsibilities of serving the Fund. After reviewing the information and the report of TPL and UBS, the Board agreed that BHMS had sufficient resources to adequately serve each Fund. The Board also reviewed the past performance of BHMS with respect to each Fund and found that performance to be more than adequate. Because BHMS was being engaged as a sub-adviser and its fees would have no effect on overall Fund expenses, costs of services, potential economies of scale and fee levels to achieve economies of scale were all considered moot points.

Consideration of the Sub-Advisory Agreement

The Board then turned its attention to the terms of the proposed sub-advisory agreement. Under the terms of the proposed sub-advisory agreement with BHMS, BHMS would be responsible for providing day-to-day investment advice and choosing the fixed income securities in which the Funds invest relating to the Fund’s fixed income allocation. BHMS would report directly to TPL, and TPL would be responsible to report to the Board for any errors or omissions made by BHMS. BHMS would not be responsible for mistakes or errors of judgment in its management of the investments of the Fund unless those mistakes or errors of judgment resulted from gross negligence, willful misfeasance or intentional wrongdoing. The proposed sub-advisory agreement would have an initial term of two years, and could be renewed annually thereafter by affirmative vote of a majority of the Board of Trustees and a separate concurring majority vote of the Trust’s independent Trustees. The proposed sub-advisory agreement may be terminated by any party at any time, without penalty, upon sixty (60) days written notice. The proposed sub-advisory agreement would become effective immediately upon receipt of shareholder approval. A copy of the proposed sub-advisory agreement with BHMS is included as Exhibit B to this proxy, which is incorporated by reference into this discussion as if fully set forth herein. It is identical in all material respects to the previous agreements.

The Board then discussed the proposed fees payable to BHMS for its services to the Fund. Since those fees would be paid to BHMS by TPL out of the fees it received from the Fund, the Board sought TPL’s opinion concerning the reasonableness of the proposed fee structure. TPL reported to the Board that BHMS was at least as competitive as the other candidates it had interviewed with respect to its proposed fees. TPL further reported that because BHMS’s proposed fees were so reasonable, TPL would be able to maintain its current level of service to the Funds without the need to seek an overall fee increase.

Based on the Board’s review and UBS and TPL’s recommendation, the Board, with the Independent Trustees separately concurring, unanimously voted to approve BHMS as sub-adviser to the Fund and to seek shareholder approval of their choice. The Board, with the Independent Trustees separately concurring, also unanimously approved an interim agreement, effective December 1, 2020, under which BHMS could continue to provide services to the Funds for a period of not more that 150 days, pending shareholder approval of the formal agreement. The Board undertook that action in order to assure that the Funds continued to have professional management in the event that shareholder approval of the Sub-Advisory Agreement had not been obtained prior to November 30, 2020.

Financial Effect on the Fund

If BHMS becomes the new Sub-Adviser to the Funds, the fees paid by shareholders of the Fund will remain exactly the same.

If the Fund’s shareholders do not approve this Proposal, the Trust will consider other alternatives, including proposing another sub-adviser, having TPL manage the Fund independently, or closing the Funds.

Board Recommendation

For all the reasons enumerated above, the Board of Trustees, including the independent Trustees, unanimously recommends that you vote “For” Proposal # 1.

OTHER INFORMATION

UNDERWRITER

Timothy Partners, Ltd. (“TPL”) 1055 Maitland Center Commons, Maitland, FL 32751, in addition to serving as investment adviser to the Fund, also serves as principal underwriter to the Trust’s shares. TPL is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the Financial Industry Regulatory Administration (“FINRA”).

TPL is not directly compensated by the Trust for its distribution services. However, TPL generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust’s prospectus and may retain some or all of the fees paid by the Fund pursuant to 12b-1 Plans of Distribution. With respect to Class A shares, TPL may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an “underwriter” under federal law. With respect to both Class A and Class C shares, TPL may pay some or all of the collected 12b-1 fees to selling brokers and dealers from time to time, at its discretion

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

Gemini Fund Services, LLC, 80 4221 N. 203rd Street, Suite 11, Elkhorn, NE 68022-3474, provides administrative, transfer agent, and accounting services to the Fund pursuant to a written agreement with the Trust.

PROPOSALS OF SHAREHOLDERS

As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust’s unaudited semi-annual financial report, dated March 31, 2020, and the Trust’s audited annual financial report, dated September 30, 2019.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

TOTAL OUTSTANDING SHARES

BY CLASS AND TOTAL

As of November 4, 2020

FIXED INCOME FUND

Class A	Class C	Class I	Total
8,652,827.882	910,283.398	1,465,823.383	11,028,934.663

HIGH YIELD BOND FUND

Class A	Class C	Class I	Total
4,915,212.657	246,942.487	3,489,553.621	8,651,708.765

GROWTH & INCOME FUND

Class A	Class C	Class I	Total
1,278,757.170	173,860.676	208,942.993	1,661,560.839

HOLDERS OF MORE THAN

5% OF FUND SHARES

As of November 4, 2020

Name & Address of Shareholder	Fund	No. of Shares	% of total Share Class
Edward Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131	Fixed Income Fund	989,023.6000	8.97%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Fixed Income Fund	3,061,285.8650	27.76%
Charles Schwab & Co., Inc./Special Custody Account for the Benefit of Our Customers 101 Montgomery Street San Francisco, CA 94104	High Yield Bond Fund	1,117,935.5420	12.92%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	High Yield Bond Fund	649,234.1990	7.50%
LPL Financial/A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	High Yield Bond Fund	1,206,725.2730	13.95%
Edward Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131	Growth & Income Fund	321,325.5370	19.34%

Timothy Plan Officer/Director Ownership of Fund Shares

As of December 31, 2019

Name of Director [1]	Fund Name	Dollar Range of Equity Securities each Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by a Director in the Timothy Plan Family of Funds
Interested Trustees
Arthur D. Ally	Growth and Income	$1 - $10,000	$1 - $10,000
Joseph E. Boatwright	Small Cap Value	$10,001 - $50,000
	Large/Mid Cap	$10,001 - $50,000
	Fixed Income	$10,001 - $50,000
	Aggressive Growth	$1- $10,000
	Large/Mid Growth	$1- $10,000
	Defensive Strategies	$10,001 - $50,000
	Israel Common Values	$1 - $10,000
	Growth and Income	$10,001 - $50,000
	Strategic Growth	$50,001 - $100,000
	Conservative Growth	$50,001 - $100,000	Over $100,000
Mathew D. Staver	Small Cap Value	Over $100,000
	Large Mid/Cap Value	$50,001 - $100,000
	Aggressive Growth	$50,001 - $100,000
	Large Mid/Growth Values	$50,001 - $100,000
	Strategic Growth	$50,001 - $100,000
	Defensive Strategies	$10,001 - $50,000
	Israel Common Values	$50,001 - $100,000	Over $100,000

Independent Trustees
Richard W. Copeland	None
Deborah T. Honeycutt	None
Bill Johnson	None
John C. Mulder	Growth and Income	$10,001 - $50,000
	Defensive Strategies	$50,001 - $100,000
	Strategic Growth	$10,001 - $50,000
	International	$10,001 - $50,000
	High Yield Bond	$10,001 - $50,000
	Fixed Income	$10,001 - $50,000
	Large/Mid Growth	$50,001 - $100,000
	Large/Mid Cap	$10,001 - $50,000
	Aggressive Growth	$10,001 - $50,000
	Israel Common Values	$1 - $10,000
	Small Cap Value	$50,001 - $100,000	Over $100,000
Scott Preissler, Ph.D.	None
Alan M. Ross	Conservative Growth	$10,001 - $50,000
	Growth & Income	$10,001 - $50,000
	Defensive Strategies	$10,001 - $50,000
	Small Cap	$10,001 - $50,000
	Large/Mid Cap Value	$10,001 - $50,000
	Large/Mid Growth	$10,001 - $50,000
$50,001 - $100,000
Patrice Tsague	International	$0 - $10,000
	Large/Mid Cap Value	$0 - $10,000
	Strategic Growth	$0 - $10,000	$10,001 - $50,000
Abraham Rivera	None

EXHIBIT B

Sub-Advisory Agreement

THIS AGREEMENT is made and entered into as of the 1st day of December, 2020, by and between The Timothy Plan, a Delaware business trust (the “Trust”), Timothy Partners, Ltd., a Florida Limited Partnership (the “Adviser”), and Barrow, Hanley, Mewhinney & Strauss, LLC, (the “Sub-Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”) and authorized to issue an indefinite number of series of shares representing interests in separate investment portfolios (each referred to as a “Fund”); and

WHEREAS, Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management; and

WHEREAS, Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management; and

WHEREAS, the Trust has engaged Adviser to provide investment management services to each Fund in the Trust; and

WHEREAS, the Adviser desires to retain Sub-Adviser to render certain investment management services to the Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Defensive Strategies Fund, and Timothy Plan Growth & Income Fund (each a “Fund” and together the “Funds”), and Sub-Adviser is willing to render such services; and

WHEREAS, the Trust consents to the engagement of Sub-Adviser by Adviser.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Obligations of Sub-Adviser

(a)	Services. Sub-Adviser agrees to perform the following services (the “Services”) for the Funds:

(1)

manage the day-to-day investment and reinvestment of the Fixed Income Fund and High Yield Bond Fund’s assets, and the fixed income allocation of the Defensive Strategies Fund and Growth and Income Fund’s assets;

(2)	continuously review, supervise, and administer the fixed income investment program of each Fund;

(3)

determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) by and for the Funds having due regard for any restrictions on such investments as set forth from time to time by the Adviser;

(4)	provide the Adviser with records concerning Sub-Adviser’s activities which the Trust is required to maintain; and

(5)	render regular reports to the Trust’s and/or Adviser’s officers and directors concerning Sub-Adviser’s discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities subject to the overall control of the officers, directors, and trustees of the Adviser, in compliance with such policies as the Board of Trustees of the Trust may from time to time establish, in compliance with the objectives, policies, and limitations of the Funds as set forth in the Trust’s prospectus and statement of additional information, as amended from time to time, and with all applicable laws and regulations. The Adviser will provide Sub-Adviser with a copy of each registration statement relating to the Funds promptly after it has been filed with the Securities and Exchange Commission. All Services to be furnished by Sub-Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of Sub-Adviser or through such other parties as Sub-Adviser may determine from time to time.

Sub-Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel in sufficient amounts and manner to perform the Services on the terms and for the compensation provided herein. Sub-Adviser may authorize and permit any of its officers, directors and employees to be elected as trustees or officers of the Trust and to serve in the capacities in which they are elected.

Unless expressly assumed under this Agreement by Sub-Adviser, the Trust and/or Adviser shall pay all costs and expenses normally incurred by the Portfolio in connection with the Trust’s operation and organization. To the extent Sub-Adviser incurs any cost by assuming expenses which are an obligation of the Adviser or Trust, the Adviser or Trust shall promptly reimburse Sub-Adviser for such costs and expenses.

(b)

Books and Records.    All books and records prepared and maintained by Sub-Adviser for the benefit of the Trust under this Agreement shall be the property of the Trust and, upon request therefor, Sub-Adviser shall surrender to the Trust copies of such of the books and records so requested. The Trust acknowledges that Sub-Adviser is required to maintain books and records of its activities under the Investment Advisers Act of 1940, as amended, and agrees to allow Sub-Adviser to retain copies of such records of the Trust as required under federal law. Sub-Adviser agrees not to use any records of the Trust for any purpose other than for the provision of the Services to the Trust. However, Sub-Adviser may disclose the investment performance of the Portfolio, provided that such disclosure does not reveal the identity of Adviser, the Portfolio or the Trust. Sub-Adviser may disclose that Adviser, the Portfolio and the Trust are its clients.

2.

Portfolio Transactions. Sub-Adviser is authorized to select the brokers or dealers that will execute purchases and sales of securities for the Funds and is directed to use commercially reasonable efforts to obtain the best net results as described in the Trust’s currently effective prospectus and statement of additional information. When Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Sub-Adviser, Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best net results of lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by Sub-Adviser in the manner Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund(s) and to such other clients. Further, the Trust has adopted procedures pursuant to Rules 17(a) and 17(e) under the Investment Company Act of 1940 relating to transactions among a Portfolio and affiliated person thereof (Rule 17(a)), and transactions between a Fund and an affiliated broker or dealer (Rule 17(e)). Sub-Adviser shall at all times conduct its activities in compliance with such procedures. Sub-Adviser shall prepare a report at the end of each fiscal quarter reporting on Sub-Adviser’s compliance with such procedures and setting forth in reasonable detail any transactions which were in violation of such procedures.    Sub-Adviser will promptly communicate to the officers and the directors of the Adviser and Trust such other information relating to Portfolio transactions as they may reasonably request.

3.

Compensation of Sub-Adviser.    For its services rendered to the Portfolio, Adviser will pay to Sub-Adviser a fee at an annual rate of each Portfolio’s average daily allocated assets, as set forth in Exhibit A to this Agreement.

The fees described above shall be computed daily based upon the net asset value of each Fund as determined by a valuation made in accordance with the Trust’s procedures for calculating Fund net asset value as described in the Trust’s currently effective Prospectus and/or Statement of Additional Information. During any period when the determination of a Fund’s net asset value is suspended by the trustees of the Trust, the net asset value of a share of that Fund as of the last business day prior to such suspension shall, for the purpose of this Paragraph 3, be deemed to be net asset value at the close of each succeeding business day until it is again determined.

The fees described above are annual fees, payable 1/12th monthly. Fees for Services rendered during any month will be paid within five (5) business days after the end of the month in which such Services were rendered. In the event that this Agreement is terminated prior to the end of a month in which Sub-Adviser is providing Services, Adviser shall pay to Sub-Adviser fees accumulated during that month to the date of termination within five (5) business days after the end of the month in which such Services were rendered. Sub-Adviser shall have no right to obtain compensation directly from the Portfolio or the Trust for Services provided hereunder and agrees to look solely to the Adviser for payment of fees due.

4.	Status of Sub-Adviser. The services of Sub-Adviser to the Trust are not to be deemed exclusive, and Sub-Adviser shall be free to render similar services to others.

The Trust and Adviser agree that Sub-Adviser may give advice or exercise investment responsibility and take other action with respect to accounts of other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund; provided that Sub-Adviser acts in good faith, and provided further that it is Sub-Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other client accounts, taking into account the investment objectives and policies of the Fund and any specific instructions applicable thereto. Sub-Adviser agrees that the use of the “Screened List” as set forth in the Confidentiality Agreement entered into by Sub-Adviser and Advisor, which Agreement is incorporated herein by specific reference, shall be kept in strictest of confidence and shall be used for no other purpose than that set forth therein.

In order to assist Sub-Adviser in performing the Services to the Funds, the Trust and/or Adviser may from time to time provide Sub-Adviser with information, documents, research or writings designated as proprietary by the Trust or the Adviser. Sub-Adviser agrees that, upon being informed that such information, documents, research or writings provided to it are deemed proprietary by the Trust and/or the Adviser, Sub-Adviser shall use such proprietary documents only to assist it in performing the Services to the Funds, and further agrees not to use, distribute, or publish, for its own benefit or for the benefit of others, information, documents, research or writings designated as proprietary by the Trust or the Adviser.

In rendering its Services to the Funds, Sub-Adviser shall be deemed to be an independent contractor. Unless expressly authorized or requested by the Trust, Sub-Adviser shall have no authority to act for or represent the Trust in any way other than as an independent contractor providing the Services described in this Agreement. The parties to this Agreement acknowledge and agree that the Trust may, from time to time, authorize Sub-Adviser to act for or represent the Trust under limited circumstances. In such circumstances, Sub-Adviser may be deemed to be an agent of the Trust. Except for those circumstances in which the Trust has specifically authorized Sub-Adviser to act for or represent the Trust, Sub-Adviser shall in no way be deemed an agent of the Trust.

Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Sub-Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business.

It is understood that the name “Barrow Hanley Mewhinney & Strauss”, “BHMS” and any derivatives associated with that name are the valuable property of the Sub-Adviser. Sub-Adviser understands and agrees that the Trust may use such name(s) in the Funds’ Prospectus, Statement of Additional Information and other documents comprising the Registration Statement in order to satisfy the Trust’s disclosure requirements under federal law. The Trust and Adviser each understands and agrees that in sales literature and reports prepared for dissemination to shareholders of and prospective investors in the Funds, the Adviser and/or the Trust shall not make public any material containing such name(s) without first obtaining the written consent of the Sub-Adviser, which consent shall not unreasonably be withheld. Upon the termination of this Agreement, the Trust and/or Adviser shall forthwith cease to use such name(s).

5.

Permissible Interests.    Trustees, agents, and stockholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, stockholders or otherwise, and directors, partners, officers, agents, and stockholders of Sub-Adviser are or may be interested in the Trust as trustees, stockholders or otherwise; and Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.

Liability of Sub-Adviser. Sub-Adviser assumes no responsibility under this Agreement other than to render the Services called for hereunder in good faith. Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

Adviser and the Trust agree to indemnify and defend Sub-Adviser, its officers, directors, and employees for any loss or expense (including reasonable attorney’s fees) arising out of or in connection with any action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in the Portfolio (other than any material misstatement or omission made in reliance upon and in conformity with written information furnished by Sub-Adviser to Adviser or the Portfolio).

7.

Representations of the Adviser and Sub-Adviser.    Adviser represents that (a) a copy of the Trust’s Master Trust Agreement, together with all amendments thereto, is on file in the office of the Secretary of the State of Delaware; (b) a copy of the Trust’s currently effective prospectus and statement of additional information has been delivered to Sub-Adviser; (c) Adviser has acted and will continue to act in conformity with the Act and other applicable laws; (d) the appointment of Sub-Adviser has been duly authorized; and (d) Adviser is authorized to enter into this Agreement.

Sub-Adviser represents that (a) a copy of the Trust’s currently effective prospectus and statement of additional information has been delivered to Sub-Adviser; (b) Sub-Adviser has acted and will continue to act in conformity with the Act and other applicable laws; and (c) Sub-Adviser is authorized to enter into this Agreement and to perform the Services described herein.

8.

Term.    This Agreement shall remain in effect until March 31, 2022, and from year to year thereafter provided that such continuance is approved at least annually by (1) the vote of a majority of the Board of Trustees of the Trust or (2) a vote of a “majority” (as that term is defined in the Investment Company Act of 1940) of the Portfolio’s outstanding securities, provided that in either event the continuance is also approved by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Act) of any such party, which vote must be cast in person at meeting called for the purpose of voting on such approval; provided, however, that;

(a)	the Trust or Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to Sub-Adviser;
(b)	the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder); and

(c)	Sub-Adviser may terminate this Agreement without payment of penalty on 60 days written notice to the Trust; and
(d)	the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

9.

Notices. Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service or electronic mail to the respective parties as follows:

If to the Trust	If to the Adviser	If to the Sub-Adviser
The Timothy Plan	Timothy Partners, Ltd.	Barrow, Hanley, Mewhinney & Strauss, LLC
1055 Maitland Center Commons	1055 Maitland Center Commons	2200 Ross Avenue, 31st Floor
Maitland, Florida 32751	Maitland, Florida 32751	Dallas, Texas 75201
Attn: Arthur D. Ally	By: Covenant Funds, Inc.	Attn: Eddie Guerra
President	Managing General Partner	Client Portfolio Manager
(insert email address)	Arthur D. Ally, President	eguerra@barrowhanley.com

10.

Amendments; Entire Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities. This Agreement and the Confidentiality Agreement combined constitute the entire agreement and understanding of the parties with respect to the subject matter contained herein and supersedes any prior agreement or understanding, whether written or oral.

11.

Code of Ethics. Pursuant to Rule 17j-1 under the Act, Sub-Adviser warrants, covenants and agrees that it shall have submitted its Code of Ethics to the Board of Trustees of the Trust and obtained Board approval of such Code of Ethics prior to rendering any Services to the Funds. Sub-Adviser shall submit any material changes to such Code of Ethics to the Board of Trustees for its approval within six months of making such material change. Sub-Adviser further warrants, covenants and agrees to comply with all applicable reporting requirements mandated by Rule 17j-1 with respect to Codes of Ethics.

12.

Proxy Voting. Except as specifically instructed by the Board of Trustees of the Trust or by the Adviser, Sub-Adviser shall exercise or procure the exercise of any voting rights attaching to investments of the Portfolio on behalf of the Portfolio, and shall report all votes cast in the in time, manner, and format requested to facilitate the filing of the N-PX.

13.	Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Florida without regard to any laws of conflict of such jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

The Timothy Plan	Timothy Partners, Ltd.	Barrow, Hanley, Mewhinney & Strauss

Arthur D. Ally	Covenant Funds, Inc.	By:	Cory Martin
President	Managing General	Its:	CEO & Executive Director
Partner, Arthur D. Ally, President

Exhibit A

As compensation for its services with respect to the Fixed-Income Fund, High Yield Bond Fund, and the fixed-income allocation of the Growth & Income Fund, taken together in the aggregate, Sub-Adviser will receive from TPL the following annual fees:

BHMS Fee Schedule
First $20 million of aggregate net assets	0.375%
Next $30 million of aggregate net assets	0.250%
Next $100 million of aggregate net assets	0.200%
Aggregate net assets in excess of $150 million	0.150%

As compensation for its services with respect to the Defensive Strategies Fund, BHMS receives from TPL an annual fee at a rate equal to 0.15% of the average net assets in the Debt Instrument Sleeve of the Fund.

The fees described above shall be computed daily based upon the net asset value of the Fund as determined by a valuation made in accordance with the Trust’s procedures for calculating Fund net asset value as described in the Trust’s currently effective Prospectus and/or Statement of Additional Information.

The fees paid to BHMS on behalf of the Fund under the sub-advisory agreements will be paid by TPL out of the fees received by TPL under its Investment Advisory Agreement with the Funds.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 21, 2020

1055 MAITLAND CENTER COMMONS MAITLAND, FL 32751

[INSERT FUND NAME]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Ben Mollozzi, Esq. and James McGuire, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the above-mentioned Fund (the “Fund”) to be held at the offices of the Trust’s Investment Adviser, Timothy Partners, Ltd., located at 1055 Maitland Center Commons Blvd., Maitland, FL 32751 on December 21, 2020 at 2:00 PM, Eastern time, and at any and all adjournments or postponement(s) thereof all shares of beneficial interest of the Fund, on the proposal set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.	CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.

By Phone: Call Okapi Partners toll-free at: 877-566-1922 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/TPBarrow2020 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSAL 1

		FOR	AGAINST	ABSTAIN

1.	To approve the Sub-investment Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC for its services to the Fund.	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2020

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/TPBARROW